Exhibit 10.2
SUPPLEMENT (this “Supplement”), dated as of August 15, 2023, made by Earthstone Energy Holdings, LLC, a Delaware limited liability company (the “Grantor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement or in the Guarantee and Collateral Agreement referred to below.

W I T N E S S E T H :
WHEREAS, the Grantor, as borrower, Earthstone Energy, Inc., a Delaware corporation, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Grantor and certain of its Affiliates have entered into the Guarantee and Collateral Agreement, dated as of November 21, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Persons;

WHEREAS, the Credit Agreement requires the Grantor to pledge the Equity Interests described in Annex 1-A hereto; and

WHEREAS, the Grantor has agreed to execute and deliver this Supplement in order to pledge such Equity Interests;

NOW, THEREFORE, IT IS AGREED:

1.    Pledge of Equity Interests. The Grantor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Persons, a security interest in, the Equity Interests described or referred to on Annex 1-A to this Supplement, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor’s Secured Obligations
2.    Guarantee and Collateral Agreement. By executing and delivering this Supplement, the information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement. The Grantor hereby represents and warrants that each of the representations and warranties contained in Article 4 of the Guarantee and Collateral Agreement, as they relate to the additional Collateral listed on Annex 1-A, is true and correct in all material respects on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date (other than to the extent such representations or warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date); provided that with respect to the representations and warranties set forth in Section 4.1 of the Guarantee and Collateral Agreement, such representations and warranties shall be true and correct in all material respects following the making of any customary post-close filings following the Independence Acquisition (as defined in the Credit Agreement).
Signature Page to Supplement to GCA

3.    Governing Law. THIS SUPPLEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.
4.    Acceptance. The Grantor hereby expressly waives notice of acceptance of this Supplement, acceptance on the part of the Administrative Agent and the other Secured Persons being conclusively presumed by their request for this Supplement and delivery of the same to the Administrative Agent.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

EARTHSTONE ENERGY HOLDINGS, LLC
By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Executive Vice President and Chief Financial Officer

Signature Page to Supplement to GCA

Annex 1-A to
Supplement
Supplement to Schedule 2
DESCRIPTION OF INVESTMENT PROPERTY

Pledged Notes

None.

Pledged Securities:

Pledgor	Issuer	Pledged Capital Stock	Certificate No.	Number of Units	Percent of ownership held by Pledgor
Earthstone Energy Holdings, LLC	Novo Oil & Gas Holdings, LLC	Limited Liability Company Membership Interests	N/A	100	100%